BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

Copy Request

January 9, 2019

Job Number: C20190104-1754
Reference Number: 00011201916-61
Expedite:
Through Date:

Document Number(s)	Description	Number of Pages
20100708739-57	Articles of Incorporation	1 Pages/1 Copies
20100737538-36	Initial List	2 Pages/1 Copies
20100786772-00	Articles of Exchange	1 Pages/1 Copies
20110690712-79	Annual List	2 Pages/1 Copies
20120662793-78	Annual List	2 Pages/1 Copies
20130641048-39	Annual List	1 Pages/1 Copies
20140696130-12	Annual List	1 Pages/1 Copies
20150426027-69	Annual List	1 Pages/1 Copies
20170285691-41	Annual List	1 Pages/1 Copies

Respectfully,

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100708739-57
(signature)	Filing Date and Time 09/21/2010 9:30 AM
Ross Miller Secretary of State State of Nevada	Entity Number E0456912010-5

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Hi-Great Group Holding Company
2. Registered Agent for Service of Process: (check only one box)	☐ Commercial Registered Agent: Name ☒ Noncommercial Registered Agent (name and address below) OR ☐ Office or Position with Entity (name and address below) Corporate Administrative Services, Inc. Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity 1955 Baring Blvd (Street Address), Sparks (City), Nevada 89434 (Zip Code) Mailing Address (if different from street address), City, Nevada, Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: 100,000,000 common 10,000,000 preferred Par value per share: $ .001 Number of shares without par value:
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Zongwen You (Name) 1955 Baring Blvd (Street Address), Sparks (City), NV (State), 89434 (Zip Code) 2) Name Street Address, City, State, Zip Code
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:* Any Lawful Activity
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Daniela Peterson (Name) X *Daniela Peterson* (Incorporator Signature) 1955 Baring Blvd (Address), Sparks (City), NV (State), 89434 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X *Daniela Peterson* — Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity 09/20/2010 Date

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

HI-GREAT GROUP HOLDING COMPANY

NAME OF CORPORATION

FILE NUMBER: E0456912010-5

FOR THE FILING PERIOD OF 9/2010 TO 9/2011

"YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov"

100101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CORPORATE ADMINISTRATIVE SERVICES INC
1955 BARING BLVD
SPARKS, NV 89434 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number: 20100737538-36
Ross Miller Secretary of State State of Nevada	Filing Date and Time: 09/30/2010 11:55 AM
	Entity Number: E0456912010-5

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Initial list fee is $125.00. A $75.00 penalty must be added for failure to file this form by the last day of the first month following the incorporation/initial registration with this office.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include initial list and business license fees will result in rejection of filing.

INITIAL LIST FILING FEE: $125.00 LATE PENALTY: $75.00 BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
ZONGWEN YOU	PRESIDENT (OR EQUIVALENT OF)	1955 BARING BLVD	SPARKS	NV	89434
SUPING LO	SECRETARY (OR EQUIVALENT OF)	1955 BARING BLVD	SPARKS	NV	89434
HONGMEI ZHOU	TREASURER (OR EQUIVALENT OF)	1955 BARING BLVD	SPARKS	NV	89434
ZONGWEN YOU	DIRECTOR	1955 BARING BLVD	SPARKS	NV	89434

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ZONGWEN YOU

Signature of Officer

Title: PRESIDENT

Date: 9/30/2010 11:53:59 AM

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

HI-GREAT GROUP HOLDING COMPANY | E0456912010-5

NAME	TITLE(S)		
DONGMING YE	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
1955 BARING BLVD	SPARKS	NV	89434
NAME	**TITLE(S)**		
SHIZHE CHEN	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
1955 BARING BLVD	SPARKS	NV	89434
NAME	**TITLE(S)**		
SONGTONG HUANG	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
1955 BARING BLVD	SPARKS	NV	89434
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**

140202

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20100786772-00
	Filing Date and Time: 10/19/2010 4:48 PM
	Entity Number: E0456912010-5

Articles of Exchange
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Exchange
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than two constituent entities, please check box and attach an 8 1/2" x 11" blank sheet listing the entities continued from article one.

Hi-Great Electronic (Shanghai) Co., Ltd
Name of ***acquired*** entity

China — Jurisdiction
corporation — Entity type *

and,

Hi-Great Group Holding Company
Name of ***acquiring*** entity

Nevada — Jurisdiction
corporation — Entity type *

2) The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200).

* Corporation, non-profit corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

FILING FEE: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

3) Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity):

☐ If there are more than two constituent entities, please check box and attach an 8 1/2" x 11" blank sheet listing the entities continued from article three.

(a) Owner's approval was not required from

Name of ***acquired*** entity, if applicable

and, or;

Hi-Great Group Holding Company

Name of ***acquiring*** entity, if applicable

(b) The plan was approved by the required consent of the owners of *

Hi-Great Electronic (Shanghai) Co., Ltd

Name of ***acquired*** entity, if applicable

and, or;

Name of ***acquiring*** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

The plan of exchange has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of exchange is required by the articles of incorporation of the domestic corporation.

Name of ***acquired*** entity, if applicable

and, or;

Name of ***acquiring*** entity, if applicable

4) Location of Plan of Exchange (check a or b):

☐ (a) The entire plan of exchange is attached;

or,

☒ (b) The entire plan of exchange is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).

This form must be accompanied by appropriate fees

ROSS MILLER
Secretary of State
[illegible]
Website: [illegible]

Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 4

[illegible] ABOVE SPACE IS FOR OFFICE USE ONLY

8) Effective date (optional)*:

9) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each [illegible] limited partnership; [illegible] manager of each [illegible]; A trustee of each Nevada business trust [illegible].

If there are more than two [illegible] entities, please check box [illegible] attach an 8 1/2" x 11" blank sheet listing the entities continued from article 8. ☐

Hi-Great Electronic (Shanghai) Co.,Ltd
Hi-Great Electronic(Shanghai) Co.,Ltd
Name of acquired entity

X [signature] CEO 9-22-10
Signature Title Date

Hi-Great Group Holding Company
Hi-Great Group Holding Company
Name of acquiring entity

X [signature] CEO 9-22-10
Signature Title Date

* An exchange takes effect upon filing the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed [illegible].

** The articles of exchange must be signed by each foreign entity [illegible] provided by the law [illegible] (NRS 92A.230). [illegible]

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER: E0456912010-5

HI-GREAT GROUP HOLDING COMPANY
NAME OF CORPORATION

FOR THE FILING PERIOD OF 9/2011 TO 9/2012

"YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov"

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CORPORATE ADMINISTRATIVE SERVICES INC
1955 BARING BLVD
SPARKS, NV 89434 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number 20110690712-79
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/25/2011 7:53 AM
	Entity Number E0456912010-5

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:
☐ Month and year your State Business License expires: 20
☐ This corporation is a publicly traded corporation. The Central Index Key number is:
☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
CHUNGWEN YIU	PRESIDENT (OR EQUIVALENT OF)	1955 BARING BLVD	SPARKS	NV	89434
WEIXIANG ZHANG	SECRETARY (OR EQUIVALENT OF)	1955 BARING BLVD	SPARKS	NV	89434
HONGMEI ZHOU	TREASURER (OR EQUIVALENT OF)	1955 BARING BLVD	SPARKS	NV	89434
SHUCHUN YU	DIRECTOR	1955 BARING BLVD	SPARKS	NV	89434

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 15 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X CHUNGWEN YIU — Title: PRESIDENT — Date: 9/25/2011 7:50:11 AM

Signature of Officer

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

HI-GREAT GROUP HOLDING COMPANY | E0456912010-5

NAME	TITLE(S)		
SUNGTUNG HUANG	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
1955 BARING BLVD	SPARKS	NV	89434
NAME	**TITLE(S)**		
TUNGMING YEH	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
1955 BARING BLVD	SPARKS	NV	89434
NAME	**TITLE(S)**		
SHIHCHE CHEN	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
1955 BARING BLVD	SPARKS	NV	89434
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER: E0456912010-5

HI-GREAT GROUP HOLDING COMPANY
NAME OF CORPORATION

FOR THE FILING PERIOD OF 9/2012 TO 9/2013

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CORPORATE ADMINISTRATIVE SERVICES INC
1955 BARING BLVD
SPARKS, NV 89434 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT www.nvsos.gov

110101

Filed in the office of	Document Number 20120662793-78
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/27/2012 9:31 AM
	Entity Number E0456912010-5

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: *Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
- 001 - Governmental Entity
- 002 - 501(c) Nonprofit Entity
- 003 - Home-based Business
- 004 - Natural Person with 4 or less rental dwelling units
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
CHUNGWEN YIU	PRESIDENT (OR EQUIVALENT OF)	1955 BARING BLVD	SPARKS	NV	89434
WEIXIANG ZHANG	SECRETARY (OR EQUIVALENT OF)	1955 BARING BLVD	SPARKS	NV	89434
HONGMEI ZHOU	TREASURER (OR EQUIVALENT OF)	1955 BARING BLVD	SPARKS	NV	89434
SUNGTUNG HUANG	DIRECTOR	1955 BARING BLVD	SPARKS	NV	89434

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X CHUNGWEN YIU

Signature of Officer

Title: PRESIDENT

Date: 9/27/2012 9:29:42 AM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

HI-GREAT GROUP HOLDING COMPANY

E0456912010-5

NAME	TITLE(S)		
SHIHCHE CHEN	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
1955 BARING BLVD	SPARKS	NV	89434
NAME	**TITLE(S)**		
SHUCHUN YU	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
1955 BARING BLVD	SPARKS	NV	89434
NAME	**TITLE(S)**		
TUNGMING YEH	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
1955 BARING BLVD	SPARKS	NV	89434
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER: E0456912010-5

HI-GREAT GROUP HOLDING COMPANY
NAME OF CORPORATION

FOR THE FILING PERIOD OF SEP, 2013 TO SEP, 2014

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CORPORATE ADMINISTRATIVE SERVICES INC
1955 BARING BLVD
SPARKS, NV 89434

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

110105

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	**20130641048-39**
	Filing Date and Time: **09/30/2013 7:39 PM**
	Entity Number: **E0456912010-5**

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
CHUNG WEN YIU	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1955 BARING BLVD , USA	SPARKS	NV	89434
NAME	TITLE(S)		
XIANG ZHANG	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1955 BARING BLVD , USA	SPARKS	NV	89434
NAME	TITLE(S)		
XUE SHANG	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1955 BARING BLVD , USA	SPARKS	NV	89434
NAME	TITLE(S)		
SHU CHUN YU	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
1955 BARING BLVD , USA	SPARKS	NV	89434

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

SHU CHUN YU
X ____________________
Signature of Officer

Title: DIRECTOR
Date: 9/30/2013 7:39:34 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

HI-GREAT GROUP HOLDING COMPANY — E0456912010-5

NAME OF CORPORATION

FOR THE FILING PERIOD OF SEP, 2014 TO SEP, 2015

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

"YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov"

Filed in the office of	Document Number **20140696130-12**
[signature] Ross Miller Secretary of State State of Nevada	Filing Date and Time **09/30/2014 9:11 PM** Entity Number **E0456912010-5**

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: [ ]

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
CHUNG WEN YIU	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
1955 BARING BLVD , USA	SPARKS	NV	89434
NAME	**TITLE(S)**		
XIANG ZHANG	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
1955 BARING BLVD , USA	SPARKS	NV	89434
NAME	**TITLE(S)**		
XUE SHANG	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
1955 BARING BLVD , USA	SPARKS	NV	89434
NAME	**TITLE(S)**		
SHU CHUN YU	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
1955 BARING BLVD , USA	SPARKS	NV	89434

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X CHUNG WEN YIU

Signature of Officer or Other Authorized Signature

Title: PRESIDENT

Date: 9/30/2014 9:11:38 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

HI-GREAT GROUP HOLDING COMPANY — E0456912010-5

NAME OF CORPORATION

FOR THE FILING PERIOD OF SEP, 2015 TO SEP, 2016

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

Filed in the office of	Document Number
Barbara K. Cegavske	20150426027-69
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 09/28/2015 11:47 AM
	Entity Number E0456912010-5

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. __Ordering Copies:__ If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

__CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW__

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

__NRS 76.020 Exemption Codes__
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
CHUNG WEN YIU	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
1955 BARING BLVD , USA	SPARKS	NV	89434
NAME	**TITLE(S)**		
XIANG ZHANG	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
1955 BARING BLVD , USA	SPARKS	NV	89434
NAME	**TITLE(S)**		
XUE SHANG	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
1955 BARING BLVD , USA	SPARKS	NV	89434
NAME	**TITLE(S)**		
SHU CHUN YU	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
1955 BARING BLVD , USA	SPARKS	NV	89434

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X SHU CHUN YU	Title: DIRECTOR	Date: 9/28/2015 11:47:40 AM

Signature of Officer or Other Authorized Signature

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

HI-GREAT GROUP HOLDING COMPANY

E0456912010-5

NAME OF CORPORATION

100103

FOR THE FILING PERIOD OF SEP, 2016 TO SEP, 2017

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20170285691-41
	Filing Date and Time 07/03/2017 1:22 AM
	Entity Number E0456912010-5

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)			
CHUNG WEN YIU	PRESIDENT (OR EQUIVALENT OF)			
ADDRESS		CITY	STATE	ZIP CODE
1955 BARING BLVD		SPARKS	NV	89434
NAME	TITLE(S)			
XIANG ZHANG	SECRETARY (OR EQUIVALENT OF)			
ADDRESS		CITY	STATE	ZIP CODE
1955 BARING BLVD		SPARKS	NV	89434
NAME	TITLE(S)			
XUE SHANG	TREASURER (OR EQUIVALENT OF)			
ADDRESS		CITY	STATE	ZIP CODE
1955 BARING BLVD		SPARKS	NV	89434
NAME	TITLE(S)			
SHU CHUN YU	DIRECTOR			
ADDRESS		CITY	STATE	ZIP CODE
1955 BARING BLVD		SPARKS	NV	89434

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X CHUNG WEN YIU

Signature of Officer or Other Authorized Signature

Title: PRESIDENT

Date: 7/3/2017 1:22:36 AM